EXHIBIT 99.3
                                                                ------------


                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In  connection  with  the  Quarterly  Report  on  Form  10-QSB  for the three-month  period  ended  March 31,  2003 of inCall  Systems,  Inc.,  a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Robert Harris, Treasurer and a Director of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


                                /s/ Robert Harris
                                --------------------------------------
                                    Robert Harris, Treasurer, Director
                                    (Principal Financial Officer)
                                    June 16, 2003